             THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Director, Chairman and President of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company ded-icated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1995.



                           /s/Michael A. Carpenter
                           --------------------------------------
                           Director, Chairman and President
                           The Travelers Life and Annuity Company

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     That I, ROBERT I. LIPP, of Scarsdale, New York, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 1995.



                           /s/Robert I. Lipp
                           --------------------------------------
                           Director
                           The Travelers Life and Annuity Company

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     That I, CHARLES O. PRINCE III of Weston, Connecticut, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1995.



                           /s/Charles O. Prince III
                           --------------------------------------
                           Director
                           The Travelers Life and Annuity Company

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     That I, MARC P. WEILL, of New York, New York, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 1995.



                           /s/Marc P. Weill
                           --------------------------------------
                           Director
                           The Travelers Life and Annuity Company

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     That I, IRWIN R. ETTINGER, of Stamford, Connecticut, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1995.



                           /s/Irwin R. Ettinger
                           --------------------------------------
                           Director
                           The Travelers Life and Annuity Company

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     That I, DONALD T. DeCARLO, of Douglaston, New York, director of The Travelers Life and Annuity Company (hereafter the "Com-any"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 1995.



                           /s/Donald T. DeCarlo
                           --------------------------------------
                           Director
                           The Travelers Life and Annuity Company

              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     That I, CHRISTINE B. MEAD, of Avon, Connecticut, Vice President and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifi-ally to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of October, 1995.



                           /s/Christine B. Mead
                           --------------------------------------
                           Vice President and Controller
                           The Travelers Life and Annuity Company